                                                                    EXHIBIT 32.2


                               SHOPKO STORES, INC.


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended May 1, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 10, 2004
                                   SHOPKO STORES, INC.



                                            /s/ Brian W. Bender
                                    ---------------------------
                                              Brian W. Bender
                                              Senior Vice President,
                                              Chief Financial Officer



         This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.











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